                                                                     EXHBIT 99.1

Contact:       Herman Chin                       Christine Rogers
               Public Relations                  Investor Relations
               631-962-1163                      631-962-1160
               herman.chin@falconstor.com        christine.rogers@falconstor.com

               FALCONSTOR SOFTWARE ANNOUNCES Q3 QUARTERLY RESULTS
                      REVENUES INCREASE 43% FROM PRIOR YEAR

MELVILLE,  N.Y., November 5, 2003--FalconStor  Software,  Inc. (Nasdaq: FALC), a
leading provider of network storage  infrastructure  software  solutions,  today announced financial results for its third quarter ended September 30, 2003.

For the third quarter of 2003, revenues increased 43% to $4.1 million,  compared with $2.9 million for the same period a year ago.  Operating  expenses increased only 9% from $5.7  million in the third  quarter of 2002 to $6.2 million for the third quarter of 2003. Net loss for the third quarter  decreased to $1.9 million compared with $3.6 million for the same period a year ago.  Diluted net loss per share  decreased  to $0.04 per share  compared  with $0.08 per share in the same period a year ago.  Results  for the third  quarter of 2002  include  impairment charges of $1.6 million.

For the  first  nine  months  of 2003,  FalconStor  recorded  revenues  of $11.9 million,  an increase of 64%  compared  with $7.2  million for the same period a year  earlier.  Operating  expenses  increased  12% from $16.0  million to $17.9 million. Net loss for the nine-month period was $5.2 million compared with a net loss of $8.6 million  reported in the  corresponding  period a year ago. Diluted net loss per share during the  nine-month  period was $0.11 per share,  compared with $0.19 per share for the same period a year ago. Results for the nine months ended September 30, 2002 include impairment charges of $1.6 million.

"The  management  team has taken a long range view  since the  inception  of our business," said ReiJane Huai,  Chairman and CEO, FalconStor  Software,  Inc. "We
have made significant investments in nurturing strategic partnerships,  building innovative  products and establishing a scalable  sales/support  infrastructure.
Based on our ability to  successfully  execute  strategic  OEM product  designs, worldwide product  acceptance and a growing sales pipeline,  we are confident we can transform our early investments into Company value."

THIRD QUARTER HIGHLIGHTS:
Noteworthy  achievements  in the third  quarter  of 2003  include  domestic  and international customer wins, the delivery of IPStor-powered appliances,  product enhancements, and further interoperability  certifications with leading industry solutions:

     o      IPStor continues to provide storage services,  including centralized storage management,  high data availability and business continuity, to domestic and international customers. New wins and deployments in the quarter  include such  customers as Groupama  Asset  Management,
            Humboldt University Berlin, Oppermann Druck and the State of Nevada.

     o      FalconStor and Network Engines delivered an  IPStor-powered  virtual tape library  appliance,  leveraging the development,  manufacturing and  distribution  capabilities  of Network Engines with the network storage expertise of FalconStor. The VTL Appliance utilizes industry standard  disk  and IP SAN or  Fibre  Channel,  and is  designed  to accelerate the backup and restoration of data with minimal operating cost while  consolidating  the management and provisioning of backup resources,  with minimal  operating cost and the quickest  return on investment.

     o      FalconStor  shipped  IPStor  software  version 4.0,  which  includes advanced data replication, as well as enhanced backup and management storage services,  delivering one of the most comprehensive business continuity and disaster recovery solutions on the market today.

     o      IPStor embraced the new Microsoft Exchange Server 2003 platform,  as well as a host of other Microsoft  technologies,  including  Windows
            Server 2003 and the Microsoft SQL Server.  IPStor also  successfully completed interoperability testing with the Cisco MDS 9000 Family of
            Multilayer  storage area networking  (SAN)  switches,  including the recently introduced Cisco MDS 9000 IP Storage Services Module.

The company will host a conference  call on  Wednesday,  November 5 at 4:30 p.m.
Eastern  Time,  to  discuss  the  results.  To  participate  in the call,  dial:
973-582-2720.  To  view  the  presentation,  visit:  HTTP://VIAVID.NET/DCE.ASPX?
SID=000017B8.  Registration  will be  required.  A replay  of the  call  will be available  beginning  11/5 at 6 PM ET  through 6 PM on  11/12.  To listen to the replay of the call,  please dial  1-973-341-3080  Replay Pin Number:  4260792 or visit our website at http://www.falconstor.com/investors.asp.

ABOUT IPSTOR
IPStor(R)  Software  delivers  an  intelligent  SAN/NAS   infrastructure  across
heterogeneous  environments by providing a comprehensive set of storage services for enterprise applications - simplifying management, ensuring data availability and recoverability, and maximizing performance.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage  infrastructure  software solutions designed to optimize the performance and availability of today's complex IT infrastructures. Deployed by a wide range of Fortune 1000 enterprises,  FalconStor's flagship product,  IPStor,  optimizes storage utilization,  accelerates backup and recovery, maximizes I/O performance and ensures business continuity via sophisticated data replication  services. It is available and supported through major OEMs, system  integrators and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage networking  software market;  the ability to achieve  profitability;
intellectual  property issues;  and other risk factors discussed in FalconStor's reports on Forms 10-K,  10-Q and other  reports  filed with the  Securities  and
Exchange Commission.

                                       ###

FalconStor,   FalconStor  Software  and  IPStor  are  registered  trademarks  of
FalconStor  Software,  Inc. All other company and product names contained herein are trademarks of the respective holders.

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                                             September 30,  December 31,
                                                                  2003         2002
                                                                  ----         ----
                                                              (unaudited)
Assets
Current assets:
   Cash and cash equivalents ..............................   $10,129,645   $14,191,075
   Marketable securities ..................................    29,973,451    36,910,448
   Accounts receivable, net ...............................     5,379,276     4,285,892
   Prepaid expenses and other current assets ..............     1,374,743     1,167,174
                                                              -----------   -----------

            Total current assets ..........................    46,857,115    56,554,589
                                                              -----------   -----------

Property and equipment, net ...............................     3,203,477     2,068,001
Goodwill ..................................................     3,315,315     3,301,599
Other intangible assets, net ..............................       365,732       309,491
Other assets ..............................................     3,472,734     2,476,306
                                                              -----------   -----------

            Total assets ..................................   $57,214,373   $64,709,986
                                                              ===========   ===========

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable .......................................   $   637,359   $   437,088
   Accrued expenses .......................................     2,305,705     1,987,651
   Deferred revenue .......................................     2,035,875     2,182,729
   Liabilities of discontinued operations .................          --       4,201,465
                                                              -----------   -----------

            Total current liabilities .....................     4,978,939     8,808,933
                                                              -----------   -----------

Commitments

            Total stockholders' equity ....................    52,235,434    55,901,053
                                                              -----------   -----------

            Total liabilities and stockholders' equity ....   $57,214,373   $64,709,986
                                                              ===========   ===========

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                Three Months Ended               Nine Months Ended
                                                                    September 30,                   September 30,
                                                                    -------------                   -------------
                                                                  2003            2002           2003            2002
                                                                  ----            ----           ----            ----

Revenues
Software license revenue .................................   $  2,878,448    $  2,311,811    $  8,589,186    $  6,045,034
Software services and other revenue ......................      1,204,169         543,711       3,263,215       1,167,948
                                                             ------------    ------------    ------------    ------------
                                                                4,082,617       2,855,522      11,852,401       7,212,982

Operating expenses:
   Amortization of purchased and capitalized software ....        358,798         230,659         981,337         648,921
   Cost of software services and other revenue ...........        620,359         302,351       1,804,015         900,260
   Software development costs ............................      1,821,442       1,604,412       5,105,196       4,719,101
   Selling and marketing .................................      2,706,326       2,473,844       7,893,247       7,329,337
   General and administrative ............................        736,774         644,094       2,127,593       1,899,118
   Impairment of prepaid royalty .........................           --           482,715            --           482,715
                                                             ------------    ------------    ------------    ------------
                                                                6,243,699       5,738,075      17,911,388      15,979,452
                                                             ------------    ------------    ------------    ------------
           Operating loss ................................     (2,161,082)     (2,882,553)     (6,058,987)     (8,766,470)
                                                             ------------    ------------    ------------    ------------

Interest
     and other income ....................................        270,075         405,033         867,914       1,242,894
Impairment of long-lived assets ..........................           --        (1,084,935)           --        (1,084,935)
                                                             ------------    ------------    ------------    ------------

         Loss before income taxes ........................     (1,891,007)     (3,562,455)     (5,191,073)     (8,608,511)
                                                             ------------    ------------    ------------    ------------

Provision for income taxes ...............................          3,191            --            20,903           --
                                                             ------------    ------------    ------------    ------------

         Net loss ........................................   $ (1,894,198)   $ (3,562,455)   $ (5,211,976)   $ (8,608,511)
                                                             ============    ============    ============    ============

Basic and diluted net loss per share .....................   $      (0.04)   $      (0.08)   $      (0.11)   $      (0.19)
                                                             ============    ============    ============    ============

Weighted average basic and diluted
shares outstanding .......................................     46,134,816      45,239,977      45,830,216      45,221,168
                                                             ============    ============    ============    ============